                                                                   EXHIBIT 10.69


The within Note and the shares of common stock of the Company issuable upon conversion thereof ("Conversion Stock") have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state and the transfer of the within Note and the Conversion Stock is subject to the restrictions specified in Section 3 of the within Note. By purchasing or otherwise acquiring an interest in the within Note or the Conversion Stock, each holder hereof or thereof agrees to become bound by such restrictions on transfer and no transfer of this Note and such Conversion Stock shall be valid or effective unless and until the terms and conditions of said Section 3 have been complied with.


                    HOUSTON BIOTECHNOLOGY INCORPORATED

                               Convertible Note

$250,000.00                                                     Houston, Texas
                                                              January 15, 1997


            HOUSTON BIOTECHNOLOGY INCORPORATED (the "Company"), a Delaware corporation, for value received, hereby promises to pay to Medarex, Inc. ("Medarex") or order, the principal amount of $250,000.00, with interest from the date hereof (computed on the basis of a 365 or 366 day year and actual number of days elapsed) on the unpaid balance of such principal amount at the 90-day U.S. Treasury Bill rate as of the date hereof, payable all as more fully set forth herein. This Convertible Note (the "Note") is issued in connection with that certain Agreement and Plan of Merger dated the date hereof among Medarex, Medarex Acquisition Corp. and the Company (the "Merger Agreement").

            1.  PAYMENT OF NOTE

                  1.1   Prepayments Generally.  The unpaid principal amount
                        ---------------------
of the Note shall be subject to prepayment in whole or in part without penalty. The Company shall give five (5) days notice to Medarex prior to any prepayment of this Note to allow Medarex the opportunity to convert the Note prior to such prepayment.

                  1.2   Payments of Principal and Interest.  The principal
                        ----------------------------------
amount of and interest on the Note shall be due and payable as follows:

                        (a)  If the Merger Agreement is terminated pursuant to
Section 6.1(b) thereof, then the principal of and accrued interest on the Note shall become due and payable in full on the date which is 60 days following the date of such termination.

                        (b)   If the Merger Agreement is terminated pursuant to
Section 6.1(c), 6.1(d) or 6.1(e) thereof, then the principal of and interest on the Note shall be automatically converted into Common Stock all as of the date of such termination in accordance with the terms of Section 2 hereof.


                        (c)  If the Merger Agreement is terminated pursuant to
Section 6.1(f) thereof, then the principal of and accrued interest on the Note shall become due and payable in full on the date which is 120 days following the date of such termination; provided, however, that if the provisions of
Section 6.3(a)(i) of the Merger Agreement also apply, then the principal of and accrued interest on the Note shall become due and payable in full on the date the Company is required to make the cash payment as specified in Section 6.3(b) of the Merger Agreement.

                        (d)   If the Merger Agreement is terminated pursuant to
Section 6.1(g) thereof, then the principal of and accrued interest on the Note shall become due and payable in full on the date the Company is required to make the cash payment as specified in Section 6.3(b) of the Merger Agreement.

                        (e)   If the Merger Agreement is terminated pursuant to
Section 6.1(h), then the principal of and accrued interest on the Note shall be automatically converted into Common Stock all as of the date of such termination in accordance with the terms of Section 2 hereof.

            2.  CONVERSION OF NOTE

                  2.1   Right to Convert.  Subject to and upon compliance
                        ----------------
with the provisions hereof, the holder of the Note shall have the right, at such holder's option to convert all, but not a part of the unpaid principal amount of and accrued interest on the Note into Common Stock of the Company at a price per share initially equal to $1.00 (herein called the "Initial Conversion Price", provided, however, that if the conversion is pursuant to
Section 1.2(e) above, then such Initial Conversion Price shall be $0.9375 per share), or, if an adjustment of such price has taken place pursuant to the further provisions of this Section 2, then at the price as last adjusted and in effect on the date the Note is surrendered for conversion (the Initial Conversion Price or such price as last adjusted, as the case may be, being referred to herein as the "Conversion Price"). In order to exercise such conversion privilege, the holder hereof shall surrender the Note to the Company at its office in Houston, Texas (or such other office or agency of the Company as the Company may designate by notice in writing to the holder of the Note).

                  2.2   Issue of Common Stock; Continuing Obligation.  As
                        --------------------------------------------
promptly as practicable after surrender of the Note as aforesaid, the Company shall issue and deliver to the holder hereof (hereafter in this section the term "holder" shall include the nominee or designee of any holder), registered in the name of such holder, a certificate or certificates for the number of full shares of Conversion Stock, bearing the restrictive legend required by
Section 3 hereof. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which the Note shall have been surrendered as aforesaid, and at such time the rights of the holder of the Note as such holder shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Conversion Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. The shares of Conversion Stock issued on any such conversion shall rank pari passu with all
                                         ---- -----
outstanding shares of Common Stock and, in particular, will be entitled to participate in all dividends and distributions in respect of such outstanding Common Stock, which were declared for payment to holders of Common Stock of record as of a date occurring after (but not before) such conversion takes place.

                  2.3   Fractional Shares; Dividends and Interest.  The
                        -----------------------------------------
Company shall not be required to issue fractional shares upon conversion of the Note and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Conversion Stock issued. In the event any fractional interest in a share of Common Stock would be deliverable upon any conversion of the Note, the Company may, at its option, in lieu of delivering such fractional interest, pay a cash adjustment in respect of such fractional interest in an amount equal to the market value of such fractional interest.
In such event, the market value of a share of Conversion Stock shall be deemed to be the Conversion Price. If the Company shall not elect to pay such cash adjustment, the person entitled to such fractional interest may elect to purchase the additional fractional interest required to make up a full share of Conversion Stock or to sell the fractional interest to which the person is entitled, in accordance with procedures established by the Company's Board of Directors.

                  2.4   Anti-Dilution Provisions.  The Conversion Price
                        ------------------------
shall be subject to adjustment from time to time as follows:

                  (a) If the Company shall at any time or from time to time pay a dividend or other distribution on its outstanding shares of Common Stock in shares of Common Stock, sub-divide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the record date for such dividend or the effective date for such subdivision or combination shall be adjusted so that each Note shall thereafter be convertible into the number of shares of Common Stock which the holder of a Note would have been entitled to receive after the happening of any of the events described above had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph
(a) shall become effective immediately after the close of business on such a record date in the case of a dividend and shall become effective on the close of business on the day immediately prior to the effective date in the case of a sub-division or combination.

                  (b) If the Company shall issue rights or warrants to all holders of Common Stock (expiring within 45 days after the record date for determining stockholders entitled to receive them) for the purpose of entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Prices (as defined in Section 7 hereof) per share for the 30 consecutive Trading Days (as defined in Section 7 hereof) ending on the record date for the determination of the stockholders entitled to receive such rights or warrants, then at the discretion of the Board of Directors, either (i) the Company shall make a like issue at the same time to the holder of the Note as if its conversion rights had been exercisable in full on the record date for such issue on the basis of the Conversion Price; or (ii) the number of shares of Common Stock into which the Note shall thereafter be convertible shall be adjusted by multiplying the number of shares of Common Stock into which the Note was convertible on the day immediately preceding such record date by a fraction the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock so offered for subscription or purchase, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such average of the Closing Prices for such 30 Trading Days. Such adjustment shall become effective immediately after the close of business on such record date. Notwithstanding anything in the foregoing to the contrary, no such issue or adjustment shall be made in respect of the shares of Common Stock issuable upon exercise of any stock options granted pursuant to the Company's stock option plans approved by shareholders (provided that option exercise price shall not be less than the market value of the Common Stock on the date of grant of the options).

                  (c) If the Company makes any offer or invitation by way of rights or otherwise (not being an offer or invitation to which the provisions of Section 2.4(b) apply) to all the stockholders of the Company, the Company shall make or, so far as it is able, cause that there be made a like offer at the same time to the holder of the Note as if its conversion rights had been exercisable and had been exercised in full on the record date for such offer or invitation on the basis of the Conversion Price.

                  (d) If the Company shall distribute to all holders of Common Stock any assets (other than any ordinary dividend payable solely in cash in an amount not excessive in comparison to its current earnings), any rights to subscribe (other than those referred to in Section 2.4(b) above) or any evidence of indebtedness or other securities (other than Common Stock or securities which are subordinated in right of payment to the Note), then in each such case the number of shares of Common Stock into which the Note shall thereafter be convertible shall be adjusted by multiplying the number of shares of Common Stock into which the Note was convertible on the date immediately preceding the record date for the determination of the stockholders entitled to receive such distribution by a fraction the numerator of which shall be the average of the Closing Prices per share of Common Stock for the thirty (30) consecutive Trading Days ending on such record date and the denominator of which shall be such average of the Closing Prices per share less the then fair market value (as determined in a resolution adopted by the Board and reviewed and approved by the Company's auditors for the time being) of the portion of the assets or evidences of indebtedness or securities so distributed or of such subscription rights applicable to one share of Common Stock. Such adjustment shall become effective immediately after the close of business on such record date.

                  (e) Whenever the Conversion Price is adjusted as herein provided, the Company shall forthwith note in its books and records the adjusted Conversion Price determined as provided in this Section 2.4. Such notation shall show in detail the facts requiring such adjustment. Whenever the Conversion Price is adjusted, the Company will forthwith cause a notice stating the adjustment and the resulting Conversion Price to be mailed to the holder of the Note.

                  (f) No adjustment shall be made hereunder unless by reason of the happening of any one or more of the events herein specified, the Conversion Price then in effect would be changed by 1% or more, but any adjustment of less than 1% that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to 1% or more, provided that such adjustment shall be made in any case (regardless of whether or not the amount thereof or the cumulative amount thereof amounts to 1% or more) upon the happening of one or more of the events specified in Section 2.5 hereof.

                  2.5   Effect of Reorganization and Asset Sales.  If any
                        ----------------------------------------
capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another person, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder of the Note shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the conversion of the Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the person purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder of the Note, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and containing the express assumption of such successor corporation of the due and punctual performance and observance of every provision of this Note to be performed and observed by the Company and of all the liabilities and obligations of the Company hereunder.

                  2.6   Notice of Certain Events.  In case at any time:
                        ------------------------

                        (1) the Company shall pay any dividend payable in stock upon the Common Stock to the holders of the Common Stock;

                        (2) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of its assets to another person; or

                        (3) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give written notice to the holder of the Note of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given not less than thirty (30) and not more than sixty (60) days prior to the action in question and not less than thirty (30) and not more than sixty (60) days prior to the record date or the date on which the Company's transfer books are to be closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Act, if any is required.

                  2.7   Definition of Common Stock.  For the purposes of
                        --------------------------
this Note, the term "Common Stock" shall mean and include the Company's authorized common stock, $.01 per value per share, as constituted on the date hereof, and shall also include any capital stock of any class of the Company hereafter authorized resulting from any reclassification or reclassifications thereof which are not limited to any such fixed sum or percentage of par value and are not subject to redemption by the Company.

                  2.8   Shares Issuable Upon Conversion.  The Company
                        -------------------------------
covenants and agrees that all shares of Common Stock which may be issued upon the conversion of the Note in accordance with the terms hereof will, upon issuance, be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will at all times have authorized, and reserved and keep available solely for the purpose of issue upon the conversion of the Note as herein provided, a sufficient number of shares of its Common Stock as shall then be issuable upon the conversion of the outstanding Note.

                  2.9   Issuance Tax and Expenses.  The Company shall pay
                        -------------------------
all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of certificates for Common Stock issuable upon conversion of the Note, except that, in case any such certificate shall be registered in name or names other than the name of the holder of the Note, funds sufficient to pay all stock transfer or other taxes, duties or charges which shall be payable upon the execution and delivery of such certificate shall be paid by such holder to the Company at the time of the surrender of such Note for conversion.

                  2.10  Demand Registration.  (a)  The Company agrees that
                        -------------------
the holders of outstanding shares of Conversion Stock (hereinafter "Conversion Stockholders") shall have two demand rights to require that the Company prepare and promptly file a registration statement, as may be required under the Act, in connection with the public offering, on a time-to-time basis or otherwise (as long as the Common Stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended), of no less than 25% of the then outstanding shares of Conversion Stock, such rights to be exercisable only upon written notice to the Company; provided that the Conversion Stockholders shall pay one half of the reasonable expenses incurred by the Company in connection with the preparation and filing of any such registration statement. Such demand registration rights shall run from the date hereof until the Conversion Stock is first transferable without registration under the Act pursuant to Rule 144 or any comparable rule then in effect. In connection therewith, the Company shall be obligated to prepare and file such registration statement within sixty (60) days of receipt of any such initial notice, unless legally precluded from doing so, and shall be further obligated to use its reasonable best efforts, including the filing of any amendments or supplements thereto, to have any such registration statement declared effective under the Act and the rules and regulations promulgated thereunder as soon as practicable after the filing date thereof. The Company shall also use its best efforts to keep any such registration statement, and the accompanying prospectus, effective and current under the Act at its expense until such Stock can be freely sold under the Act or has been disposed of in accordance with the intended method of disposition but in no event no longer than (i) nine months, or (ii) if such registration statement is on Form S-3 or its equivalent, two years.

                  (b)   "Piggyback" Registration.  If at any time the
                        ------------------------
Company proposes to register any of its Common Stock under the Act for sale to the public (such sale being hereinafter referred to as a "Public Offering"), except with respect to registration statements on Forms S-4, S-8 or their then equivalents, each such time it will give written notice to the Conversion Stockholders of its intention so to do. Upon the written request of a Conversion Stockholder, received by the Company within 30 days after the giving of any such notice by the Company, to include in such Public Offering any of its Conversion Stock (which request shall state the intended method of disposition thereof), the Company will use its reasonable best efforts to cause the Conversion Stock to be included in the securities to be sold in such Public Offering, all to the extent requisite to permit the sale or other disposition by such Conversion

Stockholder (in accordance with its written request) of such Conversion Stock. If the Public Offering is an underwritten public offering and the managing underwriter determines in good faith and advises in writing that the number of shares of Common Stock which the Company proposes to offer under such registration statement, together with the number of shares of Conversion Stock and other shares of Common Stock requested to be included in such registration statement by the holders of securities having registration rights similar to those of this Section 2.10(b), exceeds the number of shares of equity securities it is advisable to offer and sell at such time, then the number of shares to be sold by the Company, the Conversion Stockholders and such other shareholders after such reduction shall be allocated among the Company, the Conversion Stockholders and such other shareholders such that the Company shall have the right to have offered no less than 75% of the original number of shares proposed or requested by the Company to be registered. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2.10(b) without thereby incurring any liability to the Conversion Stockholders.

                  (c) As a condition to the inclusion of shares of Conversion Stock in any registration statement, the Conversion Stockholders will furnish to the Company such information with respect to them and their plan of distribution of such shares as is required to be disclosed in the registration statement (and the prospectus and all amendments thereto included therein) by the applicable rules, regulations and guidelines of the Securities and Exchange Commission ("Commission").

                  (d) In connection with the Company's obligation to use its reasonable best efforts to effect the registration of shares of Conversion Stock under the Act, the Company shall:

                        (i) prepare and file with the Commission such amendments and supplements (including post-effective amendments and supplements) to the registration statement covering such Conversion Stock and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with any applicable provisions of the Act with respect to the disposition of all such Conversion Stock covered by such registration statement until such time as all of such Conversion Stock registered thereunder has been disposed of in accordance with the intended method of disposition of the Conversion Stockholders set forth therein or until such Conversion Stock can be freely sold under the Act, but in no case longer than 270 days;

                        (ii) furnish to the Conversion Stockholders such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Act, and such other documents as the Conversion Stockholders may reasonably request, in order to facilitate the public sale or other disposition of such Conversion Stock;

                        (iii) notify the Conversion Stockholders if, at any
                  time when a prospectus relating to such Conversion Stock is required to be delivered under the Act, any event shall have occurred as a result of which the prospectus then in use with respect to such Conversion Stock includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or for any other reason it shall be necessary to amend or supplement such prospectus in order to comply with the Act, and prepare and furnish to the Conversion Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus which will correct such statement or omission or effect such compliance;

                        (iv) use its reasonable best efforts to register or qualify such Conversion Stock under such other securities or blue sky laws of such jurisdictions as the Conversion Stockholders shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable the Conversion Stockholders to consummate the public sale or other disposition in each such jurisdiction of such Conversion Stock owned by them; provided, however,
                                                  --------  -------
                  that the Company shall not be required to consent to the general service of process or to qualify to do business in any jurisdiction where it is not then qualified;

                        (v) use its reasonable best efforts to keep the Conversion Stockholders informed of the Company's best estimate of the earliest date on which such registration statement or any post-effective amendment or supplement thereto will become effective and will promptly after receipt of such information notify the Conversion Stockholders of the following: (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective or is approved; (B) of the issuance by any competent authority of any stop order suspending the effectiveness or qualification of such registration statement or the prospectus then in use or the initiation or threat of any proceeding for that purpose; and (C) of the suspension of the qualification of any such Conversion Stock included in such registration statement for sale in any jurisdiction;

                        (vi) use its reasonable best efforts to furnish on the date that Conversion Stock is delivered to the underwriters for sale pursuant to such registration: (i) copies of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, and (ii) copies of letters from the independent public accountants who have certified the Company's financial statements included in the registration statement, addressed to the underwriters, in either case delivered in connection with the closing under the underwriting agreement for such underwritten offering;

                        (vii) make available for inspection by the Conversion
                  Stockholders, and any attorney, accountant or other agent retained by the Conversion Stockholders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Conversion Stockholders, or any attorney, accountant or agent in connection with such registration statement; and

                        (viii)except as otherwise stated herein, pay all costs
                  and expenses incident to the performance and compliance by the Company of this Section 2.10, including, without limitation, (1) all registration and filing fees; (2) all printing expenses; (3) all fees and disbursements of counsel and independent public accountants for the Company; (4) all blue sky fees and expenses (including fees and expenses of counsel for the Company in connection with blue sky surveys); and (5) the entire expense of any special audits required by the rules and regulations of the Commission; provided,
                                                               --------
                  however, that the Company shall have no obligation to pay
                  -------
                  or otherwise bear any portion of the fees and disbursements of counsel and accountants for the Conversion Stockholders and the underwriters' fees, out-of-pocket costs, commissions or discounts attributable to the Conversion Stock being offered and sold by the Conversion Stockholders, all of which shall be paid or otherwise borne by the Conversion Stockholders.

                  (e) The Company and the Conversion Stockholders agree, if a registered offering is to be underwritten, to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature and their shareholders.

                  (f) (i) The Company will indemnify and hold harmless the Conversion Stockholders and each other person, if any who controls the Conversion Stockholders within the meaning of the Act from and against any and all losses, claims, damages, liabilities and legal and other expenses including costs of investigation caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which the Conversion Stock was registered under the Act, any prospectus or preliminary prospectus contained therein or any amendment, post-effective amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances then existing, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Conversion Stockholders and furnished to the Company in writing by the Conversion Stockholders expressly for use therein.

                  (ii) It shall be a condition to the obligation of the Company to effect a registration of the Conversion Stock under the Act pursuant hereto, that the Conversion Stockholders jointly and severally indemnify and hold harmless the Company and, in connection with an underwritten public offering, each underwriter and each person, if any, who controls the Company or the underwriter, within the meaning of the Act, to the same extent as the indemnity from the Company in the foregoing paragraph, but only with reference to information relating to the Conversion Stockholders furnished to the Company or the underwriter in writing by the Conversion Stockholders expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment, post-effective amendment or supplement thereto.

                  (iii) In case any claim shall be made or any proceeding (including any governmental investigation) shall be instituted involving any indemnified party in respect of which indemnity may be sought pursuant to this Section 2.10(f), such indemnified party shall promptly notify the indemnifying party in writing of the same; provided that failure to notify the indemnifying party
                  --------
            shall not relieve it from any liability it may have to an indemnified party otherwise than under this Section 2.10(f). The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party in such proceeding and shall pay the fees and disbursements of such counsel. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (B)the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (C) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to differing interests between such indemnified party and any other party represented by such counsel in such proceeding; provided that the Company shall not be liable for the fees and
            --------
            disbursements of more than one additional counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

            3.  RESTRICTIONS ON CONVERSION AND TRANSFER.

                  3.1   Legend.  Each certificate for Conversion Stock
                        ------
actually issued pursuant to Section 2 shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        "The shares represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any states of the United States of America and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under the Act and under any such applicable state law."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby pursuant to the Act) shall also bear such legend unless in the opinion of counsel for the Company and the holder thereof, the securities represented thereby need no longer be subject to the restrictions contained in this Section 3. The provisions of this Section 3 shall be binding upon all subsequent holders of certificates bearing the above legend, and shall also be applicable to all subsequent holders of the Note.

            3.2   Restrictions on Transfer.  The Note and the Conversion
                  ------------------------
Stock (collectively, the "Securities") shall not be transferable except upon the conditions specified in this Section 3. The holder of any Note or certificate for Conversion Stock bearing the aforesaid legend, by acceptance thereof, agrees, prior to any transfer of such Securities, to give written notice to the Company expressing such holder's intention to effect such transfer and describing briefly the manner of the proposed transfer (and the intended method thereof), together with an opinion of such holder's counsel satisfactory to the Company and its counsel that the proposed transfer of such Securities may be effected without registration of such Securities under the Act, otherwise the holder hereof shall not transfer the same except pursuant to a definitive prospectus included in a registration statement under the Act covering such Securities.

            4. AMENDMENTS AND WAIVERS. This Note may only be amended or any of the restrictions or provisions may only be waived with the written consent of the Company and the holder of the Note.

            5.  EVENTS OF DEFAULT AND REMEDIES.

                  5.1   Events of Default.  If one or more of the events
                        -----------------
described in this Section 5.1 shall happen and be continuing, each of such events being herein termed an "Event of Default," that is to say:

                  (a) default shall be made in the payment of principal under any Note when and as the same shall become due and payable; or

                  (b) default shall be made by the Company in the payment of interest on any Note after the same shall become due and payable; or

                  (c) default shall be made by the Company in the performance of any other obligation hereunder and such default shall continue for a period of sixty (60) days after written notice of such default to the Company; or

                  (d) the Company shall (i) apply for or consent to the appointment of a receiver, trustee, or liquidator of the Company or any of its assets, (ii) make a general assignment for the benefit of creditors, (iii) be adjudicated a bankrupt or insolvent or (iv) file a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, moratorium, dissolution, liquidation, or debtor relief law, or any chapter of any such law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or chapter, or corporate action shall be taken by the Company for the purpose of effecting any of the foregoing or an order, judgment, or decree shall be entered, without the application, approval, or consent of the Company, by any court or competent jurisdiction, which is not stayed within 120 days, approving a petition seeking liquidation or reorganization of the Company or of all or a substantial part of the assets of the Company.

then the entire unpaid principal balance of the Note and all accrued unpaid interest hereon thereupon at once shall mature and become due and payable without presentment, demand, protest or notice of any kind (including, but not limited to, notice of intention to accelerate or notice of acceleration), all of which hereby are expressly waived by the Company;

            5.2   Costs of Collection.  If any Event of Default occurs
                  -------------------
hereunder (whether or not suit is filed), or if the Notes are collected by suit or legal proceedings or through the probate court or bankruptcy proceedings, the Company agrees to pay all reasonable attorneys' fees and all expenses of collection and costs of court.

            5.3   Security for Payment of Note.  As security for the
                  ----------------------------
payment of the principal amount of and accrued interest on the Note, the Company and Medarex have entered into that certain License Agreement dated December 18, 1996 (the "License Agreement"). The License Agreement shall be held in escrow pursuant to that certain Escrow Agreement dated December 18, 1996 among Medarex, the Company and Satterlee Stephens Burke & Burke LLP and shall be subject to disbursement in accordance with the terms of such escrow agreement.

            6.  REPORTS.  So long as the Note is outstanding:

                  6.1   Financial Statements, etc.  The Company will
                        --------------------------
delivery to the holder hereof as soon as practicable after the close of each fiscal year of the Company, a copy of (1) the consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year, (2) consolidated statements of operations of the Company and its subsidiaries for such fiscal year, and (3) consolidated statements of changes in financial position of the Company and its subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles.

            7. DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

                  "Business Day" shall mean any day when commercial banks in
            New York, New York are not required or permitted by law to close.

                  "Closing Price" of a security on any day means the last sales price, regular way, per share of such security on such day as reported in the principal consolidated reporting system with respect to such security listed on the principal stock exchange on which such security was listed for trading or, if the shares of such security are not listed or admitted to trading on a stock exchange, the last sales price as reported, in the National Market System ("NMS") of the National Association of Securities Dealers Inc. Automated Quotation System ("NASDAQ"), or if the shares of such security are not listed or admitted to trading in NMS, the average of the high bid and low asked prices in the over-the-counter market as reported by NASDAQ, or if the bid and asked prices on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any stock exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors or a committee thereof on each Trading Day or, if the shares of such security are not regularly traded then the price determined by the Board of Directors or a committee thereof in good faith.

                   "Indebtedness" shall mean and include, as to a particular
            person, (i) all items which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as of the date at which Indebtedness is to be determined; (ii) indebtedness secured by any mortgage, security interest, pledge or lien whether or not the indebtedness secured thereby shall have been assumed; and (iii) guarantees, enforcements and other contingent obligations in respect of indebtedness of others.

                  "person" shall include an individual, a corporation,
            association, partnership, trust or other entity, or a government, foreign or domestic, or any agency or political subdivision thereof.

                  "subsidiary" shall mean any corporation organized under the laws of any state of the United States or the District of Columbia, which conducts the major portion of its is business in the United States and in which at least 50% of all of the stock of each class having ordinary voting power shall, at the time as of which any determination is being made, be owned by the Company.

                  "Trading Day" shall mean a day on which the market used for calculating the Closing Price is open for the transaction of business or, if the shares of such security are not so listed or admitted to trading, a Business Day.

            8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered, or mailed, by telecopy(with a copy also sent by hand delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received), hand delivery, air courier service, registered mail, postage prepaid, (a) if to the holder hereof, addressed to such address as may have been furnished to the Company by the holder in writing, or (b) if to any other holder of a Note or any Conversion Stock, to such address as may have been furnished to the Company in writing by such holder, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Note or Conversion Stock who has so furnished an address to the Company, or (c) if to the Company, to it at 3608 Research Forest Drive, The Woodlands, Texas 77381,
Attention: J. Russell Denson-President, or at such other address as may have been furnished to the holder hereof by the Company in writing. Notice shall be deemed given when received.

            9. LAW GOVERNING. This Note shall be construed in accordance with and governed by the laws of the State of New Jersey regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

            10. HEADINGS. The headings in this Note are inserted for convenience purposes only and shall not affect the interpretation or enforcement hereof.


            IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written


[Corporate Seal]


                                    HOUSTON BIOTECHNOLOGY INCORPORATED
Attest:


------------------              By:
                                   -------------------------------------
                                         J. Russell Denson - President